Scottish Re Group Limited Provides Additional Disclosure on Subprime and Alt-A Exposure

HAMILTON, Bermuda--(BUSINESS WIRE)--

Scottish Re Group Limited ("the Company") (NYSE:SCT) today provided the following additional disclosure regarding its subprime asset backed securities ("subprime ABS") and Alt-A residential mortgage backed securities ("Alt-A") holdings. This disclosure supplements the disclosure provided in its Form 10-Q for the three months ended June 30, 2007 as filed with the Securities and Exchange Commission on August 14, 2007.

Consolidated Portfolios - Invested Assets Excluding Those Held in
Securitizations

The following table details the amount of amortized costs of the Company's subprime ABS and Alt-A holdings by rating and vintage for its consolidated portfolios excluding invested assets held in the Company's three securitizations: Orkney Re, Inc., Orkney Re II plc and Ballantyne Re plc.

Subprime ABS

                               As of June 30, 2007
                                 ($ in millions)
----------------------------------------------------------------------
                                     Vintage
----------------------------------------------------------------------
               Years ended
               December 31, Six months  Six months  Six months
                 1997 to      ended       ended       ended
               December 31,  June 30,  December 31,  June 30,
Rating             2005        2006        2006        2007     Total
-------------- ------------ ---------- ------------ ---------- -------
AAA               $     101    $    44     $      2    $     3  $  150
AA                      114         38            -          -     151
A+                        6          -            -          -       6
A                        49          -            -          -      49
A-                       31          1            -          -      31
BBB+ and lower           36          6            -          -      42
               ------------ ---------- ------------ ---------- -------
Total             $     336    $    89     $      2    $     3  $  429
               ============ ========== ============ ========== =======
                                      Alt-A

                               As of June 30, 2007
                                 ($ in millions)
======================================================================
                                     Vintage
----------------------------------------------------------------------
               Years ended
               December 31, Six months  Six months  Six months
                 1997 to      ended       ended       ended
               December 31,  June 30,  December 31,  June 30,
Rating             2005        2006        2006        2007     Total
-------------- ------------ ---------- ------------ ---------- -------
AAA               $      91    $    60    $      13    $     -  $  164

AA                       45         17            -          1      64
A+                        3          -            -          -       3
A                        20          1            -          -      21
A-                        2          -            -          -       2
BBB+ and lower           17          -            -          -      17
               ------------ ---------- ------------ ---------- -------
Total             $     178    $    78    $      13    $     1  $  271
               ============ ========== ============ ========== =======

As of June 30, 2007, the Company estimates that it had in excess of $500 million of available liquidity among itself and its subsidiary, Scottish Annuity & Life Insurance Company (Cayman) Ltd. This amount represents liquidity in excess of liquidity held by the Company's insurance operating subsidiaries and includes cash and marketable securities as well as $275 million available under the Stingray facility.

Because the Company has significant operations and capital outside of the United States, the Company does not believe that limiting an analysis of its financial position to U.S. statutory surplus calculated in accordance with the NAIC Accounting Practices and Procedures Manual is an appropriate way to evaluate the financial condition of its consolidated worldwide operations. Management believes that a more appropriate measure is shareholders' equity. The Company had total shareholders' equity, as calculated in accordance with Generally Accepted Accounting Principles, of approximately $1.2 billion as of June 30, 2007.

Invested Assets Held in Securitization Structures

The following table details the amount of amortized costs of the Company's subprime ABS and Alt-A holdings by rating and vintage held in the Company's three securitization structures:

Subprime ABS
                               As of June 30, 2007
                                 ($ in millions)
----------------------------------------------------------------------
                                     Vintage
----------------------------------------------------------------------
               Years ended
               December 31, Six months  Six months  Six months
                 1997 to      ended       ended       ended
               December 31,  June 30,  December 31,  June 30,
Rating             2005        2006        2006        2007     Total
-------------- ------------ ---------- ------------ ---------- -------
AAA                $     57    $    90     $    145    $    16  $  307
AA                      214        441          241         30     926
A+                      120         19           14         19     173
A                         3         75          123         13     215
A-                        1          5            7          -      13
BBB+ and lower            -          -            -          -       -
               ------------ ---------- ------------ ---------- -------
Total              $    395    $   630     $    530    $    78  $1,634
               ============ ========== ============ ========== =======
                                      Alt-A

                               As of June 30, 2007
                                 ($ in millions)
======================================================================
                                     Vintage
----------------------------------------------------------------------
               Years ended
               December 31, Six months  Six months  Six months
                 1997 to      ended       ended       ended
               December 31,  June 30,  December 31,  June 30,
Rating             2005        2006        2006        2007     Total
-------------- ------------ ---------- ------------ ---------- -------
AAA               $      39     $    7     $     23    $     -   $  69
AA                       91        242          261          -     594
A+                        -          1           37          -      38
A                         -         24           25          -      49
A-                        -          -            -          -       -
BBB+ and lower            -          -            -          -       -
               ------------ ---------- ------------ ---------- -------
Total             $     130     $  273     $    347    $     -   $ 750
               ============ ========== ============ ========== =======

As long as the value of the assets in the securitization portfolios is greater than the statutory reserves of the underlying block of business, the Company's operating subsidiaries are not required to, among other things, pledge additional assets to secure reserve credit outside of the securitization structure. As such, the amount of invested assets that exceeds statutory reserves within the securitization portfolios represents additional protection from unexpected market value declines in invested assets.

As of June 30, 2007, the total invested assets within the Company's three securitization structures exceeded the statutory reserves covered by the structures by approximately $1.4 billion, as summarized in the following table:

                                                           As of
                                                       June 30, 2007
                                                      ($ in millions)
                                                      ----------------
Invested assets within securitization portfolios         $      4,548
Statutory reserves                                             (3,161)
                                                      ----------------
Amount of invested assets that exceed statutory
 reserves within securitization portfolios               $      1,387
                                                      ================

Management believes the Company's current financial position provides it with sufficient capital and liquidity to withstand temporary market dislocations or potential losses arising from underperformance of its subprime ABS and Alt-A holdings in the current market environment.

About Scottish Re

Scottish Re Group Limited is a global life reinsurance specialist. Scottish Re has operating businesses in Bermuda, Grand Cayman, Guernsey, Ireland, Singapore, the United Kingdom and the United States. Its flagship operating subsidiaries include Scottish Annuity & Life Insurance Company (Cayman) Ltd., Scottish Re (U.S.), Inc. and Scottish Re Limited. Additional information about Scottish Re Group Limited can be obtained from its Website at www.scottishre.com.

Certain statements included herein are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act. Forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results to differ materially from the forward-looking statements. Management of the Company cautions that these forward-looking statements are not guarantees of our future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results expressed or implied by the forward-looking statements.

    -- uncertainties relating to the ratings accorded to us and our insurance subsidiaries;

    -- uncertainties in our ability to raise equity capital or other sources of funding to support ongoing capital and liquidity needs;

    -- uncertainties relating to future actions that may be taken by creditors, regulators and ceding insurers relating to our ratings and financial condition;

    -- the risk that our risk analysis and underwriting may be inadequate;

    -- changes in expectations regarding future realization of gross deferred tax assets;

    -- exposure to mortality experience which differs from our assumptions;

    -- risks related to recent negative developments in the residential mortgage market, especially in the subprime sector, and our exposure to such market;

    -- risks arising from our investment strategy, including risks related to the market value of our investments, fluctuations in interest rates and our need for liquidity;

    -- uncertainties arising from control of our invested assets by third parties;

    -- developments in global financial markets that could affect our investment portfolio and fee and other income;

    -- changes in the rate of policyholder withdrawals or recapture of reinsurance treaties whether caused by ratings pressures or general market conditions;

    -- the impact of adjustments to previous financial estimates arising from our process improvement program under which, among other things, enhance the automation of our reporting valuation and administrative tools (cedant and retrocession accounting);

    -- the risk that our retrocessionaires may not honor their obligations to us;

    -- terrorist attacks on the United States and the impact of such attacks on the economy in general and on our business in particular;

    --  political and economic risks in developing countries;

    -- the impact of acquisitions, including our ability to successfully integrate acquired businesses, the competing demands for our capital and the risk of undisclosed liabilities;

    -- the risk that an ownership change will result in a limitation on our ability to fully utilize tax net operating losses;

    --  loss of the services of any of our key employees;

    --  losses due to foreign currency exchange rate fluctuations;

    -- uncertainties relating to government and regulatory policies (such as subjecting us to insurance regulation or taxation in additional jurisdictions);

    --  risks relating to recent class action litigations;

    -- the competitive environment in which we operate and associated pricing pressures; and

    --  changes in accounting principles.

Investors are also directed to consider the risks and uncertainties discussed in documents filed by the Company with the Securities and Exchange Commission.

Source: Scottish Re Group Limited

--------
Contact: Scottish Re Group Limited
George Zippel, 441-298-4397
George.Zippel@scottishre.com